                              MANAGED ASSETS TRUST

                           GOAL -- HIGH TOTAL RETURN

Fund shares are offered only to separate accounts of The Travelers Insurance Company, The Travelers Life and Annuity Company or to separate accounts of affiliated companies (together, "The Travelers"). The Fund serves as a funding option for certain variable annuity and variable life insurance contracts issued by The Travelers.

                                ONE TOWER SQUARE
                          HARTFORD, CONNECTICUT 06183
                            TELEPHONE 1-800-842-9368

                                   PROSPECTUS

                                  May 1, 2001

TABLE OF CONTENTS

       Goals and Investments...............    2
       Fund Performance....................    3
       Investments and Practices...........    4
       Management..........................    5
         Investment Adviser................    5
         The Subadviser and Portfolio
           Managers........................    6
       Legal Proceedings...................    6
       Shareholder Transactions and
       Pricing.............................    6
       Tax Consequences of Dividends and
       Distributions.......................    7
       Financial Highlights................    8
       Appendix............................  A-1

THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED THE FUND'S SHARES AS AN INVESTMENT AND HAS NOT DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS AGAINST THE LAW FOR ANYONE TO TELL YOU OTHERWISE. AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                              MANAGED ASSETS TRUST

                             Goals and Investments

                                  INVESTMENT ADVISER:  Travelers Asset
                                                       Management International
                                                       Company LLC ("TAMIC")

                                  SUBADVISER:  Travelers Investment Management
                                               Company ("TIMCO")

                                  PORTFOLIO MANAGERS:
                                  FIXED INCOME INVESTMENTS David Tyson (TAMIC) STOCK INVESTMENTS Investment Committee
                                                     (TIMCO)
FUND'S OBJECTIVE:  High total
return

KEY INVESTMENTS:  Common stocks,
convertible and fixed-income
securities

ALLOCATION AND SELECTION
PROCESS:  The Fund's investment
policy is to allocate investments
among asset classes providing for
capital growth, capital stability, and income. Assets are allocated to stocks and fixed-income securities based upon a quantitative long-term risk/return analysis. If risk/return characteristics of each asset class are neutral to the other asset classes, the Fund's assets will be invested 60% in stocks and 40% in fixed-income securities.

TIMCO selects stock with a screening process that seeks attractive relative value and earnings growth. TIMCO manages the stocks held by the Fund to mirror the Standard & Poor's 500 Index. With this approach, stocks are evaluated based on the following characteristics:

- price/earnings ratios and expected long-term growth

- trends and magnitudes of earnings

- earnings surprises

- changes in analysts' earnings estimates
- overall contribution to total portfolio risk

- analysis of short-term price changes

- underpricing on a risk-adjusted basis relative to the S&P 500 Index

TAMIC selects fixed-income securities by looking for the best long-term relative values across industries and along the yield curve. Individual investments are analyzed for credit and structure risk.

PRINCIPAL RISKS: The Fund is most subject to equities risk, where market values may change abruptly, sometimes unpredictably, and fixed-income securities risk, where market values move in the opposite direction of interest rates, including lower-quality fixed-income risks, where market values are subject to credit risks of issuers who may default or otherwise fail to make timely debt payments. For more information on the Fund's investments and related risks, please see "Investments and Practices," the Appendix to the prospectus and the Statement of Additional Information ("SAI").

ADDITIONAL INVESTMENTS, INVESTMENT STRATEGIES AND TECHNIQUES: The Fund may invest in various other types of securities and engage in other investment techniques and strategies which are not the principal focus of the Fund. For a complete list of all investments available to the Fund, please refer to the Appendix of this prospectus.

PORTFOLIO TURNOVER: The Fund may actively trade its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate short-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund's trading costs and may have an adverse impact on the Fund's performance.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                FUND PERFORMANCE

The chart and table below show how an investment in the Fund has varied over time. The returns shown assume that any dividends and distributions have been reinvested in the Fund. The returns are not reduced to reflect any variable insurance contract charges or fees that may be assessed by The Travelers. The table compares the Fund's performance with the Lehman Government/Corporate Bond Index and the S&P 500 Index. Past performance can give some indication of the Fund's risk, but does not guarantee future results.

                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31

                                                                         MANAGED ASSETS TRUST
                                                                         --------------------
'91                                                                              21.70
'92                                                                               5.14
'93                                                                               9.33
'94                                                                              -2.24
'95                                                                              27.12
'96                                                                              13.78
'97                                                                              21.31
'98                                                                              21.44
'99                                                                              14.22
'00                                                                              -1.65

Best Quarter:                          (4th)'98                          14.10 %
Worst Quarter:                          (3rd)'98                         (5.60)%

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/00

                       1 year         5 year       10 year
                       ------         ------       -------
Managed Assets         (1.65)%        13.50%       12.59%
S&P 500                (9.11)%        18.33%       17.46%
Lehman Gov./Corp.       0.12%          6.12%        7.36%

                           INVESTMENTS AND PRACTICES

The Fund invests in various instruments subject to its investment policy. The Fund may invest in all of the following, as described on page 2 of this prospectus, and in the SAI. For a free copy of the SAI, see the back cover of this prospectus. The Fund does not guarantee that it will reach its investment objective, and an investment in the Fund may lose money.

EQUITIES Equity securities include common and preferred stock, warrants, rights, depositary receipts and shares, trust certificates, and real estate instruments.

                               Equities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include general business conditions, investor confidence in the economy, and current conditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to financial risks relating to the issuer's earning stability and overall financial soundness. Smaller and emerging growth companies are particularly sensitive to these factors. When you sell your shares they may be worth more or less than what you paid for them.

FIXED-INCOME INVESTMENTS       Fixed-income securities include U.S. Government
                               obligations, certificates of deposit, and short-term money market instruments. Fixed-income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

                               The value of debt securities varies inversely with interest rates. This means generally that the value of these investments increases as short-term interest rates fall and decreases as short-term interest rates rise. Yields from short-term securities normally may be lower than yields from longer-term securities. A bond's price is affected by the credit quality of its issuer. An issuer may not always make payments on a fixed income security. Some fixed income securities, such as mortgage-backed securities are subject to prepayment risk, which occurs when an issuer can prepay the principal owed on a security before its maturity.

                               LOWER-QUALITY FIXED-INCOME SECURITIES
                               High-yield, high-risk securities, commonly called "junk bonds," are considered speculative. While generally providing greater income than investments in higher-quality securities, these securities will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of the security).

FOREIGN SECURITIES
INVESTMENTS                    An investment in foreign securities involves risk
                               in addition to those of U.S. securities, including possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. The Fund also bears "information" risk associated with the different accounting, auditing, and financial reporting standards in many foreign countries. If a Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S.
                               dollar will affect the U.S. dollar value of the Fund's assets. Foreign securities may be less liquid than U.S. securities.

DERIVATIVES AND HEDGING
TECHNIQUES                     Derivative contracts, such as futures and options
                               on securities, may be used for any of the following purposes:

                               - To hedge against the economic impact of adverse
                                 changes in the market value of its securities, due to changes in stock market prices, currency exchange rates or interest rates

                               - As a substitute for buying or selling
                               securities

                               - To enhance return

                               Forward foreign currency contracts may be used to hedge against foreign currency exposure. Even a small investment in derivative contracts can have a big impact on a Fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain when stock prices, currency rates or interest rates are changing.

                               For a more complete description of derivative and hedging techniques and their associated risks, please refer to the SAI.

SELECTION RISK                 Fund investors are subject to selection risk in
                               that a strategy used, or stock selected, may fail to have the desired effect. Specifically, stocks believed to show potential for capital growth may not achieve that growth. Strategies or instruments used to hedge against a possible risk or loss may fail to protect against the particular risk or loss.

INVESTMENT OBJECTIVES          The Fund's investment objective and, unless noted
                               as fundamental, its investment policies may be changed by the Trust's Board of Trustees
                               ("Board") without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in a Fund's investment objective or policies may result in the Fund having a different investment objective or policies from those that a policyowner selected as appropriate at the time of investment.

                                   MANAGEMENT

INVESTMENT ADVISER

TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC ("TAMIC") provides investment advice and, in general, supervises and manages the investment program for the Fund. TAMIC employs a subadviser to manage the Fund's daily investment operations, subject to the supervision of the Board of Trustees and TAMIC.

TAMIC is a registered investment adviser that was incorporated in 1978. Its principal offices are located at One Tower Square, Hartford, Connecticut, and it is an indirect wholly owned subsidiary of Citigroup Inc. TAMIC also acts as an investment adviser or subadviser for:

     - other investment companies used to fund variable products

     - individual and pooled pension and profit-sharing accounts

     - domestic insurance companies affiliated with The Travelers Insurance Company (which is affiliated with TAMIC)

     - nonaffiliated insurance companies

The maximum advisory fee payable to TAMIC by the Fund is equivalent on an annual basis to 0.50% of the average daily net assets of the Fund. For the year ended December 31, 2000, the Fund paid TAMIC 0.50% of the Fund's average daily net assets.

THE SUBADVISER AND PORTFOLIO MANAGERS

The subadviser is TIMCO, 100 First Stamford Place, Stamford, CT. TIMCO also acts as an investment adviser to other investment companies used to fund variable products issued by The Travelers and The Travelers Life and Annuity Company.

Mr. David Tyson has served as the Fund's day-to-day portfolio manager in connection with its fixed-income investments since February 1994. Mr. Tyson is currently Senior Vice President and head of the Company's Portfolio Management Group. He directly manages The Travelers Annuity, Life Surplus and Convertible portfolios.

The Fund's common stock investments are managed by a team of TIMCO's investment professionals.

                               LEGAL PROCEEDINGS

There are no material legal proceedings affecting the Fund, and it has been advised by TAMIC and TIMCO that neither of them has any material pending legal proceedings affecting them.

                      SHAREHOLDER TRANSACTIONS AND PRICING

Fund shares are currently sold only to insurance company separate accounts in connection with the variable annuity and variable life insurance contracts issued by The Travelers. The term "shareholder" as used in this prospectus refers to any insurance company separate account that may use Fund shares as a funding option now or in the future. Fund shares are not sold to the general public. Fund shares are sold on a continuing basis without a sales charge at the net asset value next computed after the Fund's custodian receives payment. The separate accounts to which shares are sold, however, may impose sales and other charges, as described in the appropriate contract prospectus.

The Fund currently issues only one class of shares. All shares of the Fund participate equally in dividends and distributions and have equal voting liquidation and other rights. When issued for the consideration described in the prospectus, shares are fully paid and nonassessable by the Fund. Shares are redeemable, transferable and freely assignable as collateral. (See the accompanying separate account prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

PRICING OF FUND SHARES

The offering price of Fund shares is the net asset value or NAV of a single share. Normally NAV is computed as of the close of trading (usually 4:00 p.m. Eastern time) each day the New York Stock Exchange ("Exchange") is open. NAV is calculated by adding the value of a Fund's investments, cash and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

The Fund's assets are valued primarily based on market value. Short-term money market instruments with remaining maturities of sixty days or less are valued using the amortized-cost method. This method approximates market value and minimizes the effect of changes in a security's market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded; the value is then converted into U.S. dollars from the local currency. In cases where market quotations are not readily available or, for foreign securities, if the values have been materially impacted by events occurring after the closing of a foreign market, an asset is valued at fair value as determined in good faith by the Trust's Board of Trustees ("Board"). However, this procedure is not used to determine the value of the securities owned by a Fund if, in the opinion of the Board or the committee appointed by the Board, some other method (e.g., closing over-the-counter bid prices in the case of debt instruments traded off an exchange) would more accurately reflect the fair market value of such securities.

PURCHASES AND REDEMPTIONS

Owners of variable annuity or variable life insurance contracts should follow the purchase and redemption procedures described in the accompanying separate account prospectus. The following is general information with regard to purchases and redemptions of Fund shares by insurance company separate accounts.

Fund shares are purchased and redeemed at the NAV next determined after the Fund receives a purchase or redemption order. NAVs are adjusted for fractions of a cent. Upon redemption, a shareholder may receive more or less than the amount paid at the time of purchase, depending upon changes in the value of the Fund's investment portfolio between purchase and redemption.

The Fund computes the NAV for purchases and redemptions as of 4:00 p.m. Eastern time on the day that the Fund has received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but not more than seven days later.

The Fund retains the right to refuse a purchase order. The Fund may temporarily suspend the redemption rights or postpone payments when the Exchange is closed (other than on weekends and holidays), when trading on the Exchange is restricted, or when permitted by the SEC.

                TAX CONSEQUENCES OF DIVIDENDS AND DISTRIBUTIONS

Capital gains and dividends are distributed in cash or reinvested in additional Fund shares, without a sales charge. The Trust expects that Fund shares will be held under a variable annuity or variable life insurance contract. Under current tax law, distributions that are left to accumulate in the variable annuity or life insurance contract are not subject to federal income tax until they are withdrawn from the contract. Contract purchasers should review the accompanying contract prospectus for a discussion of the tax treatment applicable to variable annuity or variable life insurance contracts.

The Fund intends to make distributions of income and capital gains in order to qualify each year as a regulated company under Subchapter M of the Internal Revenue Code. Further, the Fund intends to meet certain diversification requirements applicable to mutual funds underlying variable insurance products.

                              FINANCIAL HIGHLIGHTS
                              MANAGED ASSETS TRUST

The financial highlights table provides information to help you understand the Fund's financial performance for the past 5 years. Certain information presents financial results for a single Fund share. The total returns in the table represent the rate that a Fund investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2000, 1999, 1998 and 1997 was audited by KPMG LLP, independent auditors, whose report and the Fund's financial statements are included in the annual report to shareholders, which is available upon request. Other independent auditors audited the other year presented.

                                                     YEARS ENDED DECEMBER 31,
                                 ----------------------------------------------------------------
                                 2000(1)         1999          1998          1997          1996
Net Asset Value, Beginning of
Year...........................  $  21.12      $  19.99      $  17.65      $  14.98      $  15.50
Income (Loss) from Operations:
  Net Investment Income........      0.48          0.39          0.41          0.48          0.46
  Net realized and unrealized
  gain (loss)..................     (0.71)         2.30          3.27          2.70          1.50
                                 --------      --------      --------      --------      --------
  Total Income (Loss) from
  Operations...................     (0.23)         2.69          3.68          3.18          1.96
Less Distributions From(2):
  Net investment income........     (0.41)        (0.39)        (0.47)        (0.12)        (0.89)
  Net realized gains...........     (2.54)         1.17)        (0.87)        (0.39)        (1.59)
                                 --------      --------      --------      --------      --------
Total distributions............     (2.95)        (1.56)        (1.34)        (0.51)        (2.48)
                                 --------      --------      --------      --------      --------
Net Asset Value, End of Year...  $  17.94      $  21.12      $  19.99      $  17.65      $  14.98
                                 --------      --------      --------      --------      --------
TOTAL RETURN...................     (1.62)%       14.22%        21.44%        21.31%        13.78%
  Net Assets, End of Year
  (000's)......................  $342,834      $339,438      $276,182      $223,870      $188,610
RATIOS TO AVERAGE NET ASSETS
  Expenses(3)..................      0.59%         0.60%         0.60%         0.63%         0.58%
  Net Investment Income........      2.47          2.17%         2.30%         2.91%         3.51%
  Portfolio turnover rate......        56%           51%           74%           90%          108%

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Distributions from realized gains include both net realized short-term and long-term capital gains.

(3) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.25%.

                                    APPENDIX
                              MANAGED ASSETS TRUST

The Fund invests in various instruments subject to its investment policy. The Fund may invest in the following techniques and practices which are described together with their risks in the SAI.

INVESTMENT TECHNIQUES
--------------------------
American Depository Receipts
Asset-Backed Mortgage Securities
Bankers Acceptances
Buying Put and Call Options
Certificates of Deposit
Commercial Paper
Convertible Securities
Corporate Asset-Backed Securities
Equity Securities
Floating & Variable Rate Instruments
Foreign Securities
Futures Contracts
High-Yield, High Risk Debt Securities
Illiquid Securities
Index Futures Contracts
Investment Grade Debt Securities
Investment in Unseasoned Companies
Options on Foreign Currencies
Real Estate-Related Instruments
Repurchase Agreements
Rights and Warrants
Short-Term Money Market Instruments
Temporary Bank Borrowing
U.S. Government Obligations
Variable Amount Master Demand Notes
When-Issued Securities
Writing Covered Call Options

                              MANAGED ASSETS TRUST

Investors who want more information about a Fund can obtain a SAI which provides more detailed information on a number of topics and is made a part of this prospectus. Additional information about a Fund's investments is available in its annual and semi-annual reports to shareholders. A Fund's annual report provides a discussion of the market conditions and investment strategies that particularly impact the Fund's performance over the past fiscal year. These documents are free of charge. To obtain a copy, or ask other questions about the fund, do one of the following:
                             CALL -- 1-800-842-9368
--------------------------------------------------------------------------------
             WRITE -- ONE TOWER SQUARE, HARTFORD, CONNECTICUT 06183
--------------------------------------------------------------------------------
                 ACCESS THE SEC'S WEBSITE -- http://www.sec.gov

Investors may, for a fee, get text-only copies of the above documents from the SEC Public Reference Room at 1-800-SEC-0330 or write to the SEC Public Reference Room, Washington, DC 20549-6009.

(1940 Act # 811-3568)

L-11172
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